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Exhibit 23.1

Consent of Independent Public Accountants

        As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into TESSCO Technologies Incorporated's previously filed Registration Statement No. 33-87178 and No. 333-95249.

                      /s/ ARTHUR ANDERSEN LLP

Baltimore, Maryland
May 29, 2002

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  Exhibit 23.1
Consent of Independent Public Accountants